Exhibit 21.1

Name of Subsidiary	State of Incorporation
HIT Portfolio I TRS Holdco, LLC	Delaware
HIT Portfolio I TRS, LLC	Delaware
HIT Portfolio I HIL TRS, LLC	Delaware
HIT Portfolio I MCK TRS, LLC	Delaware
HIT Portfolio I MISC TRS, LLC	Delaware
HIT Portfolio I DEKS TRS, LLC	Delaware
HIT Portfolio I KS TRS, LLC	Kansas
HIT Portfolio I NTC TRS GP, LLC	Delaware
HIT Portfolio I NTC HIL TRS, LP	Delaware
HIT Portfolio I NTC TRS, LP	Delaware
HIT Portfolio I Concessions, LLC	Delaware
HIT Portfolio I TX Management, LLC	Delaware
HIT Portfolio I TX Holdings, LLC	Delaware
HIT Portfolio I TX Beverage Company, LLC	Delaware
Hospitality Investors Trust Operating Partnership, L.P.	Delaware
HIT Portfolio Member, LP	Delaware
HIT Portfolio I Holdco, LLC	Delaware
HIT Portfolio I Mezz, LP	Delaware
HIT Portfolio I Owner, LLC	Delaware
HIT Portfolio I BHGL Owner, LLC	Delaware
HIT Portfolio I PXGL Owner, LLC	Delaware
HIT Portfolio I GBGL Owner, LLC	Delaware
HIT Portfolio I NFGL Owner, LLC	Delaware
HIT Portfolio I MBGL 950 Owner, LLC	Delaware
HIT Portfolio I NTC Owner, LP	Delaware
HIT Portfolio I NTC Owner GP, LLC	Delaware
HIT Portfolio I DLGL Owner, LP	Delaware
HIT Portfolio Member GP, LLC	Delaware
HIT Portfolio I Mezz GP, LLC	Delaware
HIT Portfolio II TRS Holdco, LLC	Delaware
HIT Portfolio II TRS, LLC	Delaware
HIT Portfolio II HIL TRS, LLC	Delaware
HIT Portfolio II MISC TRS, LLC	Delaware
HIT Portfolio II NTC TRS GP, LLC	Delaware
HIT Portfolio II NTC HIL TRS, LP	Delaware
HIT Portfolio II NTC TRS, LP	Delaware
HIT Portfolio II Concessions, LLC	Delaware
HIT Portfolio II TX Management, LLC	Delaware
HIT Portfolio II TX Holdings, LLC	Delaware
HIT Portfolio II TX Beverage Company, LLC	Delaware
HIT Portfolio II Holdco, LLC	Delaware
HIT Portfolio II Mezz, LP	Delaware
HIT Portfolio II Owner, LLC	Delaware
HIT Portfolio II Mezz GP, LLC	Delaware
HIT Portfolio II NTC Owner GP, LLC	Delaware
HIT Portfolio II NTC Owner, LP	Delaware
HIT Stratford, LLC	Delaware
HIT GA Tech, LLC	Delaware
HIT TRS Holding, LLC	Delaware
HIT TRS Baltimore, LLC	Delaware
HIT TRS Providence, LLC	Delaware
HIT TRS Stratford, LLC	Delaware
HIT TRS GA Tech, LLC	Delaware
HIT GA Tech Holding, LLC	Delaware
HIT TRS GA Tech Holding, LLC	Delaware
CHRI Blacksburg Hotel (A/H) Minority Holding, LLC	Delaware
BSE/AH Blacksburg Hotel, L.L.C.	Virginia
CHRI Virginia Beach Hotel (A/H) Minority Holding, LLC	Delaware
TCA Block 7 Hotel, L.L.C.	Virginia
BSE/AH Blacksburg Hotel Operator, L.L.C.	Virginia
HIT TRS Blacksburg, LLC	Delaware
HIT SWN Owner Holdco, LLC	Delaware
HIT SWN CRS NTC TRS LP	Delaware
HIT NBL NTC Owner GP, LLC	Delaware
HIT NBL MNTCA001 Owner, LP	Delaware
HIT NBL HH ATLGA Owner, LLC	Delaware
HIT NBL HYP SCHIL Owner, LLC	Delaware
HIT Portfolio NBL, LLC	Delaware
HIT SWN INT NTC TRS LP	Delaware
HIT SWN TRS, LLC	Delaware
HIT SWN TRS Holding, LLC	Delaware
HIT SMT CY FLGAZ Owner, LLC	Delaware
HIT Portfolio SMT, LLC	Delaware
HIT SMT NTC Owner GP, LLC	Delaware
HIT SMT BTRLA001 Owner, LLC	Delaware
HIT SMT FIS BTRLA Owner, LLC	Delaware
HIT SMT MDFOR001 Owner, LLC	Delaware
HIT SMT FIS BELWA Owner, LLC	Delaware
HIT SMT FTWIN001 Owner, LLC	Delaware
HIT SMT RI FTWIN Owner, LLC	Delaware
HIT SMT SHS BTRLA Owner, LLC	Delaware
HIT SWN NTC TRS GP, LLC	Delaware
HIT SMT FIS SPKWA Owner, LLC	Delaware
HIT SMT FIS DENCO Owner, LLC	Delaware
HIT SMT FIS BELWA Owner, LLC	Delaware
HIT SMT FTCCO001 Owner, LLC	Delaware
HIT SMT FTCCO002 Owner, LLC	Delaware
HIT SMT SHS DENCO Owner, LLC	Delaware
HIT NBL CY CBSOH Owner, LLC	Delaware
HIT SMT SHS FLGAZ Owner, LLC	Delaware
HIT SMT TPS BTRLA Owner, LLC	Delaware
HIT SMT ELPTX001 Owner, LP	Delaware
HIT Portfolio SMT ALT, LLC	Delaware
HIT SMT CY GRMTN Owner, LLC	Delaware
HIT SMT CY JKSMS Owner, LLC	Delaware
HIT SMT FIS GRMTN Owner, LLC	Delaware
HIT SMT RDGMS001 Owner, LLC	Delaware
HIT SMT RI JKSMS Owner, LLC	Delaware
HIT SMT RI GRMTN Owner, LLC	Delaware
HIT SMT RDGMS002 Owner, LLC	Delaware
HIT Portfolio I 8PK Owner Holdco, LLC	Delaware
HIT Portfolio I 8PK CO Springs Owner, LLC	Delaware
HIT Portfolio I 8PK TRS Holdco, LLC	Delaware
HIT Portfolio I 8PK HIL TRS, LLC	Delaware
HIT Portfolio I 8PK MBGL 1000 TRS, LLC	Delaware
HIT Portfolio I 8PK Atlanta TRS, LLC	Delaware
HIT Portfolio I 8PK NTC TRS GP, LLC	Delaware
HIT Portfolio I 8PK SAGL TRS, LP	Delaware
HIT Portfolio I 8PK Concessions, LLC	Delaware
HIT Portfolio I 8PK TX Management, LLC	Delaware
HIT Portfolio I 8PK TX Holdings, LLC	Delaware
HIT Portfolio I 8PK TX Beverage Company, LLC	Delaware
HIT 2PK TRS Mezz, LLC	Delaware
HIT 2PK TRS Mezz B, LLC	Delaware
HIT Portfolio I TRS Mezz B, LLC	Delaware
HIT Portfolio I Mezz B, LLC	Delaware